Exhibit 99.1

Flowco Enhances High-Pressure Gas Lift and Vapor Recovery Fleet through Asset Acquisition

HOUSTON—(BUSINESS WIRE)— Flowco Holdings Inc. (NYSE: FLOC) (“Flowco” or the “Company”), a provider of production optimization, artificial lift and methane abatement solutions for the oil and natural gas industry, today announced that it has completed the acquisition of High-Pressure Gas Lift (“HPGL”) and Vapor Recovery Unit (“VRU”) systems from Archrock, Inc. (“Archrock”). The strategic transaction accelerates Flowco’s growth in HPGL and Vapor Recovery and emphasizes its leadership in these technologies.

Transaction Highlights:

•	Acquisition of 155 HPGL and VRU systems for approximately $71 million in cash

•	Addition of electric motor drive systems expands Flowco’s fleet, enhancing its ability to serve operators focused on electrification and emissions reduction

•	Purchase of high-margin, contracted assets at attractive valuation is accretive to key financial metrics, including free cash flow per share and earnings per share

•	Enhances Flowco’s Permian Basin presence while strengthening relationships with new and existing customers

“We are pleased to announce our first M&A transaction, delivering on our strategy to grow inorganically,” said Joe Bob Edwards, President and CEO of Flowco. “This transaction underscores our disciplined approach to M&A—focusing on opportunities in production optimization at attractive valuations. These high-quality electric systems will integrate seamlessly into our fleet, delivering the uptime and efficiency our customers expect from us.”

About Flowco

Flowco is a leading provider of production optimization, artificial lift and methane abatement solutions for the oil and natural gas industry. The company’s products and services include a full range of equipment and technology solutions that enable oil and natural gas producers to efficiently and cost-effectively maximize the profitability and economic lifespan of their assets.

Forward Looking Statements

The information in this press release includes forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts contained in this press release may be forward-looking statements. These statements generally relate to future events or our future financial or operating performance, and include, but are not limited to: statements regarding guidance or estimates related to the Company’s results of operations or financial condition; industry trends, customer demand and industry outlook, and effects on Flowco’s operations; Flowco’s strategies and plans, including matters relating to the Company growth, capital expenditures, dividend policies, and leverage profile. When used in this press release, words such as “expect,” “project,” “estimate,” “believe,” “anticipate,” “intend,” “plan,” “seek,” “forecast,” “target,” “predict,” “may,” “should,” “would,” “could,” and “will,” the negative of these terms and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Forward-looking statements are based on management’s current expectations and assumptions, and are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although Flowco believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. These risks and uncertainties are described further in our annual report on Form 10-K for the year ended December 31, 2024 and our quarterly report for the period ended March 31, 2025 filed with the Securities and Exchange Commission. Flowco undertakes no obligation and does not intend to update these forward-looking statements to reflect events or circumstances occurring after this press release. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release.

Investor Contact:

Andrew Leonpacher

investor.relations@flowco-inc.com

Source: Flowco Holdings Inc.